SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR THE LISTED FUND

DEUTSCHE DWS VARIABLE SERIES II

DWS Global Income Builder VIP

At a meeting held on February 22-23, 2024, and upon the recommendation of DWS Investment Management Americas, Inc., the fund’s investment advisor (“Advisor”), the Board of Trustees of the above-listed fund (the "Fund”) approved the liquidation and termination of the Class B share class (the “Liquidating Share Class”) of the Fund. The Liquidating Share Class will be liquidated on or about March 25, 2024 (the “Liquidation Date”). Effective on the Liquidation Date, all references to the Liquidating Share Class in the Class B Summary Prospectus and Prospectus and combined Statement of Additional Information for Class A and B shares, are hereby deleted. The operational costs of the liquidation, including the mailing of notification to shareholders, will be borne by the Fund.

In advance of the liquidation, the Liquidating Share Class will be closed to new and existing investors effective at the close of business on or about February 27, 2024. After that date, shares of the Liquidating Share Class will not be available for purchase and participating insurance companies may not offer the Liquidating Shares Class as an investment option.

Please Retain This Supplement for Future Reference.

February 27, 2024
PRO_SAISTKR24-11